Execution Version

SIXTH AMENDMENT

TO

CREDIT AGREEMENT

DATED AS OF AUGUST 15, 2014

AMONG

NEW SOURCE ENERGY PARTNERS L.P.,
AS BORROWER,

BANK OF MONTREAL,
AS ADMINISTRATIVE AGENT,

ASSOCIATED BANK, N.A.,
AS SYNDICATION AGENT,

AND

THE LENDERS PARTY HERETO

LEGAL_US_W # 79520666.2

SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of August 15, 2014, is among NEW SOURCE ENERGY PARTNERS L.P., a Delaware limited partnership, (the “Borrower”); each of the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of February 13, 2013 (as amended by the First Amendment to Credit Agreement dated as of February 28, 2013, the Second Amendment to Credit Agreement dated as of June 25, 2013, the Third Amendment to Credit Agreement dated as of October 29, 2013, the Fourth Amendment to Credit Agreement dated as of November 12, 2013 and the Fifth Amendment to Credit Agreement dated as of March 10, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all section and exhibit references in this Sixth Amendment refer to sections or exhibits of the Credit Agreement.
Section 2.    Amendment to the Credit Agreement.
2.1    Amendments to Section 1.02.
(a)    The following new definition is hereby added where alphabetically appropriate to read as follows:
“GP Transaction” means that certain transaction pursuant to which Kos acquires 100% of (a) the aggregate issued and outstanding Equity Interests of the General Partner, (b) the economic interests of the General Partner and (c) the voting power of all Equity Interests of the General Partner entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors (or equivalent governing body) of the General Partner.

LEGAL_US_W # 79520666.2    1

(b)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment to Credit Agreement dated as of February 28, 2013, the Second Amendment to Credit Agreement dated as of June 25, 2013, the Third Amendment to Credit Agreement dated as of October 29, 2013, the Fourth Amendment to Credit Agreement dated as of November 12, 2013, the Fifth Amendment to Credit Agreement dated as of March 10, 2014 and the Sixth Amendment to Credit Agreement dated as of August 15, 2014, as the same may from time to time be amended, modified, supplemented or restated.
(c)    The definition of “Change in Control” is hereby amended and restated in its entirety to read as follows:
“Change in Control” means:
(a) prior to the occurrence of the GP Transaction:
(i)    the Permitted Holders do not own, directly or indirectly, beneficially or of record, Equity Interests representing greater than 50% of (i) the aggregate issued and outstanding Equity Interests of the General Partner, (ii) the economic interest of the General Partner and (iii) the voting power of all Equity Interests of the General Partner entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors (or equivalent governing body) of the General Partner; or
(ii)    Chernicky does not own, directly or indirectly, beneficially or of record, Equity Interests representing at least 25% of (i) the aggregate issued and outstanding Equity Interests of the General Partner, (ii) the economic interest of the General Partner and (iii) the voting power of all Equity Interests of the General Partner entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors (or equivalent governing body) of the General Partner; or
(iii)    the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than the Permitted Holders, of Equity Interests representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the General Partner; or

LEGAL_US_W # 79520666.2    2

(iv)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the General Partner ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(v)    the General Partner does not directly own 100% of the issued and outstanding general partner interests in the Borrower, or the General Partner shall cease to Control the Borrower.
(b)    from and after the occurrence of the GP Transaction:
(i)    Kos does not own, directly or indirectly, beneficially or of record, Equity Interests representing 100% of (i) the aggregate issued and outstanding Equity Interests of the General Partner, (ii) the economic interest of the General Partner and (iii) the voting power of all Equity Interests of the General Partner entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors (or equivalent governing body) of the General Partner; or
(ii)    Chernicky does not own, directly or indirectly, beneficially or of record, either (i) securities representing limited partnership interests of the Borrower representing at least 15% of the combined aggregate issued and outstanding securities representing limited partnership interests of the Borrower or (ii) securities representing limited partnership interests of the Borrower having an aggregate fair market value on such date of at least $50,000,000, as determined by VWAP NYSE, provided that for purposes of this clause (b)(ii), the value of one subordinated unit of the Borrower is deemed to be equal to one common unit of the Borrower; or
(iii)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the General Partner ceases to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was

LEGAL_US_W # 79520666.2    3

approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(iv)    the General Partner does not directly own 100% of the issued and outstanding general partner interests in the Borrower, or the General Partner shall cease to Control the Borrower.
Section 3.    Amendment to Section 8.01.    Section 8.01 is hereby amended by adding the following subsection (s) to the end of such Section 8.01 to read as follows:
(s)    Occurrence of GP Transaction. Simultaneously with the occurrence of the GP Transaction, notice that such transaction has occurred.
Section 4.    Conditions Precedent. This Sixth Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):
4.1    The Administrative Agent shall have received from the Majority Lenders and the Borrower counterparts (in such number as may be requested by the Administrative Agent) of this Sixth Amendment signed on behalf of such Person.
4.2    No Default shall have occurred and be continuing as of the Sixth Amendment Effective Date.
4.3    The Administrative Agent shall have received a consent fee from the Borrower payable for the account of each Lender that has returned an executed signature page hereto to the Administrative Agent on or prior to 5:00 pm (central time) August 15, 2014 (each such Lender, a “Consenting Lender”) in an amount equal to the product of $5,000 times the number of Consenting Lenders such that each Consenting Lender is paid a consent fee equal to $5,000.
4.4    The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
4.5    The Administrative Agent is hereby authorized and directed to declare this Sixth Amendment to be effective (and the Sixth Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

LEGAL_US_W # 79520666.2    4

Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Sixth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; (c) agrees that from and after the Sixth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Sixth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred which individually or in the aggregate has resulted in, or could reasonably be expected to have, a Material Adverse Effect.
5.3    Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by telecopy, facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    No Oral Agreement. This Sixth Amendment, the Credit Agreement, and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5    GOVERNING LAW. THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

LEGAL_US_W # 79520666.2    5

5.7    Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

LEGAL_US_W # 79520666.2    6

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:                NEW SOURCE ENERGY PARTNERS L.P.
By: New Source Energy GP, LLC, its general        partner

By: /s/ Kristian B. Kos
Kristian B. Kos
President and Chief Executive Officer

Signature Page to Sixth Amendment to Credit Agreement
LEGAL_US_W # 79520666

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, as Administrative Agent and Issuing Bank

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

Signature Page to Sixth Amendment to Credit Agreement
LEGAL_US_W # 79520666

LENDERS:                    BMO HARRIS FINANCING, INC., as a Lender

By: /s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

ASSOCIATED BANK, N.A., as a Lender

By: /s/ Timothy Brendel
Name: Timothy Brendel
Title: Senior Vice President

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By: /s/ Damion Podagiel
Name: Damion Podagiel
Title:     Senior Associate

SOCIETE GENERALE, as a Lender

By: /s/ David Bornstein
Name: David Bornstein
Title: Director

CIT FINANCE LLC, as a Lender

By: /s/ John Feeley
Name: John Feeley
Title: Director

Signature Page to Sixth Amendment to Credit Agreement
LEGAL_US_W # 79520666